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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 14, 2002


                          U.S. XPRESS ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)



     Nevada                        0-24806                     62-1378182
 (State or other                 (Commission                (I.R.S. Employer
  jurisdiction                   File Number)              Identification No.)
of incorporation)



4080 Jenkins Road, Chattanooga, Tennessee                          37421
 (Address of principal executive offices)                        (zip code)


Registrant's telephone number, including area code:  (423) 510-3000


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Item 7.  Financial Statements and Exhibits

The following Exhibits are furnished pursuant to Item 9 of this Report:

Exhibit No.    Description

   99.1 CEO Certification of the 10-Q for the period ended June 30, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   99.2 CFO Certification of the 10-Q for the period ended June 30, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   99.3 CEO Certification of the 10-Q/A Amendment No. 1 for the period ended March 31, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

   99.4 CFO Certification of the 10-Q/A Amendment No. 1 for the period ended March 31, 2002 pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.    Regulation FD Disclosure

On August 14, 2002, each of the Principal Executive Officer, Patrick E. Quinn, and Principal Financial Officer, Ray M. Harlin, of U.S. Xpress Enterprises, Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each of these statements is attached hereto as an exhibit.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 14, 2002                      U.S. XPRESS ENTERPRISES, INC.



                                            By: /s/ Ray M. Harlin
                                                ---------------------------
                                                Ray M. Harlin
                                                Principal Financial Officer